Exhibit 10.2

AMENDMENT

                    AMENDMENT, dated as of March 25, 2011 (this “Amendment”), to the Credit Agreement, dated as of June 21, 2007 (as amended, modified, restated and supplemented from time to time, the “Existing Credit Agreement”), among XL Group Ltd. (formerly, XL Capital Ltd), an exempted company incorporated in the Cayman Islands with limited liability (“XL Group Ltd”), X.L. America, Inc., a Delaware corporation (“XL America”), XL Insurance (Bermuda) Ltd, a Bermuda limited liability company (“XL Insurance”) and XL Re Ltd, a Bermuda limited liability company (“XL Re” and, together with XL Group Ltd, XL America and XL Insurance, each an “Account Party” and each a “Guarantor” and collectively, the “Account Parties” and the “Guarantors”), the several lenders from time to time parties hereto (the “Lenders”), the several agents parties thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

                    WHEREAS, pursuant to the Existing Credit Agreement, the Lenders agreed to make, and have made, certain loans and other extensions of credit to the Account Parties;

                    WHEREAS, the Account Parties have requested that certain provisions of the Existing Credit Agreement be amended as set forth herein; and

                    WHEREAS, the Required Lenders are willing to agree to such amendments on the terms set forth herein;

                    NOW, THEREFORE, the parties hereto hereby agree as follows:

                    SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

                    SECTION 2. Amendments.

2.1 Amendment to Section 1.01 (Defined Terms). Section 1.01 of the Existing Credit Agreement is hereby amended by (i) adding the following terms in proper alphabetical order:

“First Amendment Effective Date” means March 25, 2011.

          “Secured Credit Agreement” means the proposed Credit Agreement to be dated as of or about March 25, 2011 among XL Group plc (“XL Group”), XL Group Ltd. (“XL Group Ltd”), XL America, XL Insurance, XL Re, XL Re Europe Limited, XL Insurance Company Limited, XL Insurance Switzerland Ltd, XL Life Ltd, the lenders party thereto and JPMCB, as administrative agent, as amended, restated, supplemented or otherwise modified from time to time, including any renewals, extensions or replacements thereof that increase the principal amount thereof as of the First Amendment Effective Date; provided, however, that to the extent such principal amount exceeds $1,000,000,000, such excess amount shall not be deemed to be incurred under the Secured Credit Agreement.

          (ii) deleting the definitions of “Commitment” and “Letter of Credit Commitment” and substituting in lieu thereof the following:

                    “Commitment” means, with respect to any Lender, the Letter of Credit Commitment or the Revolving Credit Commitment of such Lender, as applicable. The aggregate amount of the Lenders’ Commitments as of the First Amendment Effective Date is $3,000,000,000.

                    “Letter of Credit Commitment” means, with respect to any Lender, the commitment of such Lender, if any, (a) to issue Syndicated Letters of Credit and Non-Syndicated Letters of Credit and acquire participations in Participated Letters of Credit and/or (b) to make Loans under Section 2.07(a)(I), in each case expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be (i) reduced from time to time pursuant to Section 2.11 and (ii) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender’s Letter of Credit Commitment (including such Lender’s allocable portion of the RC Sublimit that may be borrowed under Section 2.07(a)(I)) is set forth on Schedule I or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Letter of Credit Commitment, as applicable. The aggregate amount of the Lenders’ Letter of Credit Commitments as of the First Amendment Effective Date is $3,000,000,000.

                    2.2 Amendments to Section 6.01 (Financial Statements and Other Information).

(a) Section 6.01(a) of the Existing Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

          (a) by April 10 of each year, (i) the audited balance sheet and related statements of operations, stockholders’ equity and cash flows of XL Group and its consolidated Subsidiaries as of the end of and for the immediately preceding fiscal year, setting forth in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the previous fiscal year (if such figures were already produced for such corresponding period), reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and results of operations of XL Group and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied (it being understood that delivery to the Lenders of XL Group’s Report on Form 10-K filed with the SEC shall satisfy the financial statement delivery requirements under this clause (i) so long as the financial information required to be contained in such report is substantially the same as the financial information required under this clause (i)); and (ii) the unaudited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of XL Group Ltd and its consolidated Subsidiaries as of the end of and for the immediately preceding fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the previous fiscal year (if such figures were already produced for such corresponding period), certified by a Financial Officer of XL Group Ltd as presenting fairly in all material respects the financial condition and results of operations of XL Group Ltd and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(b) Section 6.01(b) of the Existing Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

          (b) (i) by May 15 of each year, the balance sheet and related statements of operations and stockholders’ equity of each of XL Insurance and XL Re (in each case, in the event consolidated financial statements are prepared in the ordinary course of business, prepared in a manner that consolidates the applicable consolidated Subsidiaries) as of the end of and for the immediately preceding year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the previous fiscal year (if such figures were already produced for such corresponding period), in each case audited and reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) in accordance with GAAP, Local GAAP, SAP or SFR, as the case may be, consistently applied; (ii) by June 15 of each year, the unaudited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of XL America and its consolidated Subsidiaries as of the end of and for the immediately preceding fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the previous fiscal year (if such figures were already produced for such corresponding period), certified by a Financial Officer of XL America as presenting fairly in all material respects the financial condition and results of operations of XL America and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; and (iii) by June 15 of each year, audited statutory financial statements for each Insurance Subsidiary of XL America as of the end of and for the immediately preceding fiscal year, in each case reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such audited financial statements present fairly in all material respects the financial condition and results of operations of such Insurance Subsidiary in accordance with SAP consistently applied;

(c) Section 6.01(c) of the Existing Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

          (c) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of XL Group, (i) the unaudited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of XL Group and its consolidated Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year (if such figures were already produced for such corresponding period or periods), all certified by a Financial Officer of XL Group as presenting fairly in all material respects the financial condition and results of operations of XL Group and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (it being understood that delivery to the Lenders of XL

Group’s Report on Form 10-Q filed with the SEC shall satisfy the financial statement delivery requirements under this clause (i) so long as the financial information required to be contained in such report is substantially the same as the financial information required under this clause (i)); and (ii) an unaudited balance sheet and related statements of operations and stockholders’ equity of each of XL Group Ltd, XL America, XL Insurance and XL Re (in each case, in the event consolidated financial statements are prepared in the ordinary course of business, prepared in a manner that consolidates the applicable consolidated Subsidiaries) as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year (if such figures were already produced for such corresponding period or periods), all certified by a Financial Officer of the respective Account Party as presenting fairly in all material respects the financial condition and results of operations of such Account Party (or, if applicable, of such Account Party and its consolidated Subsidiaries on a consolidated basis) in accordance with GAAP or SAP, as the case may be, consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(d) Section 6.01(e) of the Existing Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

(e) [Intentionally left blank];

          2.3 Amendment to Section 7.01 (Mergers). Section 7.01 of the Existing Credit Agreement is hereby amended by replacing the word “and” appearing before “(c)” with a comma and by adding the following to the end thereof:

          and (d) any Account Party may merge or consolidate with any other Account Party if the obligations hereunder of the non-surviving Account Party with respect to any outstanding Letters of Credit issued for its account have been (i) assumed by another Account Party, (ii) terminated or expired or (iii) dealt with in any other manner satisfactory to the Administrative Agent.

          2.4 Amendment to Section 7.03 (Liens). Section 7.03 of the Existing Credit Agreement is hereby amended by replacing the words “date hereof” in Section 7.03(a) with the words “First Amendment Effective Date”, by deleting the word “and” appearing before “(j)”, by replacing the period at the end of Section 7.03(j) with “; and”, and by adding the following to the end thereof:

(k) Liens securing Indebtedness incurred under the Secured Credit Agreement.

          2.5 Amendment to Section 7.04 (Transactions with Affiliates). Section 7.04 of the Existing Credit Agreement is hereby amended by replacing the word “and” appearing before “(iii)” with a comma, and by replacing the period at the end thereof with the following:

and (iv) the borrowings by and guarantees by and among the Account Parties, certain of their Significant Subsidiaries and certain Affiliates thereof under or pursuant to the Secured Credit Agreement.

          2.6 Amendment to Section 7.07 (Indebtedness). Section 7.07 of the Existing Credit Agreement is hereby amended by deleting the word “and” appearing before “(f)”, and by replacing Section 7.07(f) in its entirety with the following:

(f) Indebtedness incurred under the Secured Credit Agreement; and

          (g) other Indebtedness existing on the First Amendment Effective Date and described in Part A of Schedule II and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof.

2.7 Amendment to Schedule I. Schedule I to the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto.

2.8 Amendment to Schedule II. Schedule II to the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit B hereto.

                    SECTION 3. Effective Date. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the Administrative Agent shall have received (a) (i) a counterpart of the Secured Credit Agreement and (ii) a counterpart of this Amendment, in each case executed and delivered by a duly authorized officer of each of the Account Parties and the Required Lenders and (b) an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from each Account Party.

                    SECTION 4. Expenses. The Account Parties agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                    SECTION 5. Representations and Warranties. The Account Parties hereby represent and warrant that (a) each of the representations and warranties made in Section 4 of the Existing Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the First Amendment Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing and (c) this Amendment has been duly executed and delivered by each Account Party and constitutes a legal, valid and binding obligation of such Account Party, enforceable against such Account Party in accordance with its terms, except as such enforceability may be limited by (x) bankruptcy, insolvency, reorganization, moratorium, examination or similar laws of general applicability affecting the enforcement of creditors’ rights and (y) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                    SECTION 6. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY

(WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                    SECTION 7. Amendments; Execution in Counterparts. (a) This Amendment shall not constitute an amendment of any other provision of the Existing Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Account Parties that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Existing Credit Agreement are and shall remain in full force and effect. The term “Credit Documents” in the Credit Agreement and the other Credit Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

                    (b) This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Account Parties, the Administrative Agent and the Required Lenders. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                    SECTION 8. Release of Claims. Each Account Party, by signing below, hereby waives and releases each of the Administrative Agent, the Issuing Lender, the Lenders, their respective affiliates and their and their affiliates’ respective directors, officers, employees, attorneys, advisors and consultants from any and all claims, offsets, defenses and counterclaims of any Account Party arising on or prior to the execution of this Amendment in connection with any action or inaction by any such Person under or in respect of the Credit Documents or this Amendment, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

[Remainder of page intentionally left blank.]

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

X.L. AMERICA, INC.,
as an Account Party and a Guarantor

By	/s/ Gabriel G. Carino III

	Name:	Gabriel G. Carino III
	Title:	Vice President & Treasurer

XL INSURANCE (BERMUDA) LTD,
as an Account Party and a Guarantor

By	/s/ C. Stanley Lee

	Name:	C. Stanley Lee
	Title:	Chief Financial Officer

XL RE LTD,
as an Account Party and a Guarantor

By	/s/ Mark Twite

	Name:	Mark Twite
	Title:	Senior Vice President and
Chief Financial Officer

XL GROUP LTD. (formerly, XL CAPITAL LTD),
as an Account Party and a Guarantor

By	/s/ Simon Rich

	Name:	Simon Rich
	Title:	Director

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Erin O’Rourke

	Name:	Erin O’Rourke
	Title:	Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Robert Chesley

	Name:	Robert Chesley
	Title:	Director

By:	/s/ Kathleen Bowers

	Name:	Kathleen Bowers
	Title:	Director

MIZUHO CORPORATE BANK LIMITED, as Lender

By:	/s/ David Lim

	Name:	David Lim
	Title:	Authorized Signatory

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ David Schwartzbard

	Name:	David Schwartzbard
	Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ., NEW YORK BRANCH, as Lender

By:	/s/ Rick Adler

	Name:	Rick Adler
	Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ William R. Goley

	Name:	William R. Goley
	Title:	Director

LANDESBANK HESSEN-THÜRINGEN
GIROZENTRALE, New York Branch, as Lender

By:	/s/ Samuel W. Bridges

	Name:	Samuel W. Bridges
	Title:	Senior Vice President
Financial Institutions
Public Finance

By:	/s/ Irina Rakhlis

	Name:	Irina Rakhlis
	Title:	Assistant Vice President
Financial Institutions
Public Finance

LLOYDS TSB BANK PLC, as Lender

By:	/s/ Shane Klein

	Name:	Shane Klein
	Title:	Senior Vice President

By:	/s/ Candi Obrentz

	Name:	Candi Obrentz
	Title:	Vice President

UBS AG, STAMFORD BRANCH, as Lender

By:	/s/ Mary E. Evans

	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Omar Musule

	Name:	Omar Musule
	Title:	Associate Director

COMERICA BANK, as Lender

By:	/s/ Chatphet Saipetch

	Name:	Chatphet Saipetch
	Title:	Vice President

BARCLAYS BANK PLC, as Lender

By:	/s/ Alicia Borys

	Name:	Alicia Borys
	Title:	Vice President

BNP PARIBAS, as Lender

By:	/s/ Nair P. Raghu

	Name:	Nair P. Raghu
	Title:	Vice President

By:	/s/ Joseph Malley

	Name:	Joseph Malley
	Title:	Managing Director

COMMERZBANK AG, New York and
Grand Cayman Branches, as Lender

By:	/s/ Paul Vedova

	Name:	Paul Vedova
	Title:	Vice President

By:	/s/ Michael McCarthy

	Name:	Michael McCarty
	Title:	Managing Director

CITIBANK, N.A., as Lender

By:	/s/ Peter C. Bickford

	Name:	Peter C. Bickford
	Title:	Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ Charles Kornberger

	Name:	Charles Kornberger
	Title:	Managing Director

By:	/s/ Gina Harth-Cryde

	Name:	Gina Harth-Cryde
	Title:	Managing Director

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Harry Comninellis

	Name:	Harry Comninellis
	Title:	Authorized Signatory

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Mark Walton

	Name:	Mark Walton
	Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Erin O’Rourke

	Name:	Erin O’Rourke
	Title:	Managing Director

EXHIBIT B

Indebtedness and Liens

Part A – Indebtedness

1.

6.50% guaranteed senior notes due January 15, 2012, issued by XL Capital Finance (Europe) plc and guaranteed by XL Capital Ltd, under the Indenture dated January 10, 2002, by and among XL Capital Finance (Europe) plc, XL Capital Ltd and State Street Bank and Trust Company.

2.	Indenture, dated as of June 2, 2004, between XL Capital Ltd and The Bank of New York, as Trustee.

3.	Indenture, dated as of January 10, 2002, among XL Capital Finance (Europe) plc, XL Capital Ltd and State Street Bank and Trust Company.

4.	5.25% Senior Notes due 2014, under the First Supplemental Indenture, dated as of August 23, 2004, to the Indenture dated as of June 2, 2004 between XL Capital Ltd and the Bank of New York, as Trustee.

5.

6.375% Senior Notes due 2024, under the Second Supplemental Indenture, dated as of November 12, 2004, to the Indenture, dated as of June 2, 2004, between XL Capital Ltd and The Bank of New York, as Trustee.

6.

6.25% Senior Notes due May 15, 2027, under the Fourth Supplemental Indenture, dated May 7, 2007, to the Indenture, dated as of June 2, 2004, between XL Capital Ltd and The Bank of New York, as trustee.

7.	Replacement Capital Covenant, dated March 15, 2007.

8.	Pledge Agreement dated as of December 18, 2001, made by XL Investments Ltd, XL Re Ltd, XL Insurance (Bermuda) Ltd and XL Europe Ltd as grantors and in favour of Citibank, N.A.

9.

Amendment No. 1 dated as of July 1, 2003, to the Pledge Agreement dated as of December 18, 2001, made by XL Investments Ltd, XL Re Ltd, XL Insurance (Bermuda) Ltd and XL Europe Ltd as grantors and in favour of Citibank, N.A.

10.	Insurance Letters of Credit – Master Agreement dated May 19, 1993, between XL Re Ltd and Citibank, N.A.

11.

Service Agreement Relative to Sureties, Letters of Guarantees and International Stand-by L/Cs dated April 25, 2003, between XL Re Europe Limited (formerly known as Le Mans Re) and Calyon (formerly known as Credit Lyonnais).

12.	Assignment Agreement dated July 11, 2003, among XL Re Ltd, Mangrove Bay Trust and The Bank of New York.

13.	Insurance Letter of Credit – Master Agreement, dated 11 November 2009, between XL Insurance (Bermuda) Ltd and Citibank Europe PLC.

14.	Pledge Agreement dated as of 11 November 2009 between XL Insurance (Bermuda) Ltd and XL Re Ltd as Pledgors and Citibank Europe PLC as Pledgee.

15.	Amendment No. 1, dated as of November 23, 2009, to Pledge Agreement dated as of 11 November 2009 between XL Insurance (Bermuda) Ltd and XL Re Ltd as Pledgors and Citibank Europe PLC as Pledgee.

16.	Amendment No. 2, dated as of December 23, 2009, to Pledge Agreement dated as of 11 November 2009 between XL Insurance (Bermuda) Ltd and XL Re Ltd as Pledgors and Citibank Europe PLC as Pledgee.

17.	Amendment No. 3, dated as of June 30, 2010, to Pledge Agreement dated as of 11 November 2009 between XL Insurance (Bermuda) Ltd and XL Re Ltd as Pledgors and Citibank Europe PLC.

18.	The London Market Letter of Credit Scheme, dated October 21, 1996, between Mid Ocean Reinsurance Company Limited and Citibank, N.A.

19.	Amendment No. 1, dated June 24, 2002, to Pledge Agreement, dated December 18, 2001, between XL Investments Ltd, XL Re Ltd, XL Insurance (Bermuda) Ltd, XL Europe Ltd and Citibank, N.A.

20.	Amendment No. 2, dated February 24, 2009, to Pledge Agreement, dated December 18, 2001, between XL Investments Ltd, XL Re Ltd, XL Insurance (Bermuda) Ltd, XL Insurance Company Ltd and Citibank, N.A.

21.	Amendment No. 3, dated March 20, 2009, to Pledge Agreement, dated December 18, 2001, between XL Investments Ltd, XL Re Ltd, XL Insurance (Bermuda) Ltd and Citibank, N.A.

22.	Amendment No. 4, dated December 14, 2010, to Pledge Agreement, dated December 18, 2001, between XL Investments Ltd, XL Re Ltd, XL Insurance (Bermuda) Ltd and Citibank, N.A.

23.	Guarantee Agreement, dated December 18, 2001, between XL Re Ltd, XL Insurance (Bermuda) Ltd, XL Insurance Company Ltd and Citibank, N.A.

24.	Amendment No. 1, dated February 24, 2009, to Guarantee Agreement, dated December 18, 2001, between XL Investments Ltd, XL Re Ltd, XL Insurance (Bermuda) Ltd, XL Europe Ltd and Citibank, N.A.

25.

Sixth Supplemental Indenture, dated as of June 30, 2010, to the Indenture, dated as of June 2, 2004, and the Fifth Supplemental Indenture, dated as of August 5, 2008, between XL Capital Ltd, XL Group plc, as guarantor and The Bank of New York Mellon, as trustee.

26.

Pledge Agreement, dated August 5, 2008, by and among XL Capital Ltd, XL Company Switzerland GmbH and The Bank of New York Mellon, as Collateral Agent Custodial Agent and Securities Intermediary and Purchase Contract Agent.

27.

First Amendment, dated as of June 30, 2010, to the Pledge Agreement, dated August 5, 2008, by and among XL Capital Ltd, XL Company Switzerland GmbH and The Bank of New York Mellon, as Collateral Agent Custodial Agent and Securities Intermediary and Purchase Contract Agent.

28.

First Amendment, dated as of June 30, 2010, to the Purchase Contract Agreement, dated August 5, 2008, between the Registrant, XL Capital Ltd, XL Company Switzerland and The Bank of New York Mellon, as Purchase Contract Agent.

29.

Supplemental Indenture, dated as of June 30, 2010, to the Indenture, dated as of January 10, 2002, among XL Capital Finance (Europe) plc, XL Capital Ltd, XL Company Switzerland GmbH and State Street Bank and Trust Company.

30.

10.75% Equity Security Units, comprised of the 8.25% Notes due 2021, under the Fifth Supplemental Indenture, dated August 5, 2008, to the Indenture, dated as of June 2, 2004, between XL Capital Ltd and The Bank of New York Mellon, as trustee, and a forward purchase contract.

31.	Lease Guarantee, dated April 30, 2007, between XL Capital Investment Partners Inc., X.L. America, Inc. and 1540 Broadway Owner, LLC.

32.	Lease Guarantee and Surety Agreement, dated November 30, 2010, between XL Global Services, Inc., X.L. America, Inc., and 505 Eagleview Blvd Assoc. LP.

33.	70 Gracechurch, London, EC3V 0XL Capital Lease.

Part B – Liens

1.	Insurance Letters of Credit – Master Agreement dated May 19, 1993, between XL Re Ltd and Citibank, N.A.

2.	Pledge Agreement dated as of December 18, 2001, made by XL Investments Ltd, XL Re Ltd, XL Insurance (Bermuda) Ltd and XL Europe Ltd as grantors and in favour of Citibank, N.A.

3.

Amendment No. 1 dated as of July 1, 2003, to the Pledge Agreement dated as of December 18, 2001, made by XL Investments Ltd, XL Re Ltd, XL Insurance (Bermuda) Ltd and XL Europe Ltd as grantors and in favour of Citibank, N.A.

4.

Service Agreement Relative to Sureties, Letters of Guarantees and International Stand-by L/Cs dated April 25, 2003, between XL Re Europe Limited (formerly known as Le Mans Re) and Calyon (formerly known as Credit Lyonnais).

5.	Assignment Agreement dated July 11, 2003, among XL Re Ltd, Mangrove Bay Trust and The Bank of New York.

6.	Floating Charge, dated December 31, 2010, by XL Insurance (Bermuda) Ltd in Favour of XL Insurance Company Limited.

7.	Pledge Agreement dated as of 11 November 2009 between XL Insurance (Bermuda) Ltd and XL Re Ltd as Pledgors and Citibank Europe PLC as Pledgee.

8.	Amendment No. 1, dated as of November 23, 2009, to Pledge Agreement dated as of 11 November 2009 between XL Insurance (Bermuda) Ltd and XL Re Ltd as Pledgors and Citibank Europe PLC as Pledgee.

9.	Amendment No. 2, dated as of December 23, 2009, to Pledge Agreement dated as of 11 November 2009 between XL Insurance (Bermuda) Ltd and XL Re Ltd as Pledgors and Citibank Europe PLC as Pledgee.

10.	Amendment No. 3, dated as of June 30, 2010, to Pledge Agreement dated as of 11 November 2009 between XL Insurance (Bermuda) Ltd and XL Re Ltd as Pledgors and Citibank Europe PLC.

11.	Amendment No. 1, dated June 24, 2002, to Pledge Agreement, dated December 18, 2001, between XL Investments Ltd, XL Re Ltd, XL Insurance (Bermuda) Ltd, XL Europe Ltd and Citibank, N.A.

12.	Amendment No. 2, dated February 24, 2009, to Pledge Agreement, dated December 18, 2001, between XL Investments Ltd, XL Re Ltd, XL Insurance (Bermuda) Ltd, XL Insurance Company Ltd and Citibank, N.A.

13.	Amendment No. 3, dated March 20, 2009, to Pledge Agreement, dated December 18, 2001, between XL Investments Ltd, XL Re Ltd, XL Insurance (Bermuda) Ltd and Citibank, N.A.

14.	Amendment No. 4, dated December 14, 2010, to Pledge Agreement, dated December 18, 2001, between XL Investments Ltd, XL Re Ltd, XL Insurance (Bermuda) Ltd and Citibank, N.A.

15.

Pledge Agreement, dated August 5, 2008, by and among XL Capital Ltd, XL Company Switzerland GmbH and The Bank of New York Mellon, as Collateral Agent Custodial Agent and Securities Intermediary and Purchase Contract Agent.

16.

First Amendment, dated as of June 30, 2010, to the Pledge Agreement, dated August 5, 2008, by and among XL Capital Ltd, XL Company Switzerland GmbH and The Bank of New York Mellon, as Collateral Agent Custodial Agent and Securities Intermediary and Purchase Contract Agent.

ACKNOWLEDGEMENT AND CONSENT

                    Each of the parties hereto hereby acknowledges and consents to the Amendment, dated as of March 25, 2011 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of June 21, 2007, among XL Group Ltd (formerly, XL Capital), X.L. America, XL Insurance and XL Re, the several lenders from time to time parties thereto, the several agents parties thereto and JPMorgan Chase Bank, N.A., as administrative agent, and agrees, with respect to each Credit Document to which it is a party, all of its obligations, liabilities and indebtedness under such Credit Document, including guarantees, shall remain in full force and effect on a continuous basis after giving effect to the Amendment.

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                    IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

X.L. AMERICA, INC.,
as an Account Party and a Guarantor

By	/s/ Gabriel G. Carino III

	Name:	Gabriel G. Carino III
	Title:	Vice President & Treasurer

XL INSURANCE (BERMUDA) LTD,
as an Account Party and a Guarantor

By	/s/ C. Stanley Lee

	Name:	C. Stanley Lee
	Title:	Chief Financial Officer

XL RE LTD,
as an Account Party and a Guarantor

By	/s/ Mark Twite

	Name:	Mark Twite
	Title:	Senior Vice President and Chief Financial Officer

XL GROUP LTD. (formerly, XL CAPITAL LTD),
as an Account Party and a Guarantor

By	/s/ Simon Rich

	Name:	Simon Rich
	Title:	Director